UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2024

Mach Natural Resources LP

(Exact name of registrant as specified in its charter)

Delaware	001-41849	93-1757616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14201 Wireless Way, Suite 300, Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip Code)

(405) 252-8100

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	MNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed by Mach Natural Resources LP (the “Company”), on May 13, 2024, the board of directors of Mach Natural Resources GP LLC (in its capacity as general partner of the Company, the “General Partner”) unanimously approved, and recommended that our unitholders approve, the form of Amendment No. 1 (the “Amendment”) to the Amended and Restated Agreement of Limited Partnership of the Company, dated as of October 27, 2023 (the “Partnership Agreement”), and BCE-Mach Aggregator LLC, Mach Natural Resources LLC, and certain other entities beneficially owned and controlled by Tom L. Ward (who hold in the aggregate approximately 86.2% of the Company’s outstanding common units), approved by written consent (the “Consent”), in lieu of a meeting of unitholders, the entry into the Amendment.

On May 24, 2024, the Company filed the Definitive Information Statement on Schedule 14C to inform its unitholders of the Consent, and the Consent became effective on June 13, 2024, and on such date the General Partner executed the Amendment. The Amendment extends the time by which the Company must make quarterly cash distributions to unitholders from 60 days after the end of each Quarter to 90 days.

The preceding summary of the Amendment is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of Mach Natural Resources LP.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mach Natural Resources LP

	By:	Mach Natural Resources GP LLC,
its general partner

Dated: June 13, 2024	By:	/s/ Tom L. Ward
		Name:	Tom L. Ward
		Title:	Chief Executive Officer

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